Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [[***]], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL, AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED AND is the type that the registrant treats as private or confidential.

AMENDMENT NO. 3 TO COMMERCIAL MANUFACTURING SERVICES AGREEMENT

This Amendment No. 3 to the Commercial Manufacturing Services Agreement (“Third Amendment”) is made, entered into and effective as of July 1, 2022 (the “Third Amendment Effective Date”) by and between ATARA BIOTHERAPEUTICS, INC., a Delaware corporation with offices at 611 Gateway Boulevard, Suite 900, South San Francisco, California 94080 (“Atara”); and CHARLES RIVER LABORATORIES, INC. (successor in interest to COGNATE BIOSERVICES INC.), a Delaware corporation with offices at 4600 East Shelby Drive, Suite 108, Memphis, TN 38118 (“Manufacturer”). Each of Atara and Manufacturer are referred to in this Third Amendment as a “Party” and together, the “Parties.” All capitalized terms used, but not otherwise defined herein, shall have the same meaning ascribed to them in the Commercial Services Agreement (as defined below).

BACKGROUND

WHEREAS, the Parties have entered into that certain Commercial Manufacturing Services Agreement, effective as of January 1, 2020 (as previously amended by that certain First Amendment, dated as of September 1, 2021 and by that certain Second Amendment, dated as of May 25, 2022, the “Commercial Services Agreement”), pursuant to which Atara engaged Manufacturer to perform certain commercial manufacturing services in relation to Atara’s products, as further described in individual work orders entered into thereunder;

WHEREAS, the Parties desire to amend the Commercial Services Agreement and certain Work Orders thereto as set forth in this Third Amendment; and

WHEREAS, Section 15.7 of the Commercial Services Agreement provides that the Commercial Services Agreement may only be modified by a writing signed by authorized representatives of each Party.

NOW, THEREFORE, the Parties desire, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, to amend the Commercial Services Agreement as set forth in this Third Amendment as of the Third Amendment Effective Date.

1.
Section 14.1 of the Commercial Services Agreement is hereby deleted in its entirety and replaced as follows:

“14.1 Term. This Agreement will take effect as of the Effective Date and, unless earlier terminated pursuant to this Article 14, will expire on January 31, 2023. Notwithstanding the termination or expiration of this Agreement, the terms and conditions of this Agreement shall continue to apply to any active or in progress Work Orders until each such Work Order has been completed, expired or otherwise terminated in accordance with the terms herein or therein.”

2.
Section 3.2 (c) of the Commercial Services Agreement is hereby deleted in its entirety and replaced as follows:

“Production Forecast. Without limiting Atara’s obligations to provide the Demand Forecast (and the [[***]] forecast of production) at each Operations Meeting, as set forth in Section 3.2, (i) within [[***]] following the Effective Date, Atara will provide to Manufacturer a [[***]] forecast of its estimated production requirements for Product ([[***]]) for the [[***]] period [[***]] following the Effective Date, prepared in good faith and on reasonable grounds, and reflecting Atara’s commercially reasonable estimate of its needs for Product over the applicable period and (ii) attached as Exhibit C to the Third Amendment is the mutually agreed upon initial production forecast for [[***]] across all Work Orders (“Initial Production Forecast”) for the time period from [[***]] (the “Extension Term”). Beginning [[***]], and thereafter by [[***]], Atara shall provide Manufacturer with a written forecast of [[***]] across all Work Orders [[***]] (each, an “Updated Production Forecast”). The Updated Production Forecasts must include [[***]] orders [[***]] equal to [[***]] the Initial Work Order for [[***]]. The Initial Production Forecast and each Updated Production Forecast is a [[***]] order for the Extension Term, and [[***]] (collectively, the “Forecasted Batches”) [[***]]”

Exhibit 10.1

2.
The Commercial Services Agreement is hereby amended by adding a new section 3.2(d) as follows:

“3.2(d) Progress Updates [[***]]. During the [[***]], Manufacturer shall provide Atara with weekly written updates (e-mail is sufficient) on the progress of [[***]] activities in reasonable detail, including without limitation, the expected completion date of all [[***]] activities, [[***]], and the expected date [[***]] at the Facility. For the avoidance of doubt, subject to compliance with Section 6.4, Persons-in-Plant may be present to oversee the [[***]] activities.”

3.
The Commercial Services Agreement is hereby amended by adding a new section 8.9 as follows:

“8.9 Amended Pricing and Work Orders. Notwithstanding anything in this Agreement or in any Work Order to the contrary, as of July 1, 2022:

(a)
Appendix C to this Agreement is hereby replaced by Exhibit A to that certain Third Amendment, dated as of July 1, 2022, (the “Third Amendment”) to this Agreement; and
(b)
Schedule 1 to Work Order 1 under this Agreement is hereby deleted in its entirety and replaced by Exhibit B to the Third Amendment.”
1.
This Third Amendment is governed by and interpreted in accordance with the laws of the State of New York, U.S.A., without reference to the principles of conflicts of laws. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to the transactions contemplated by this Third Amendment. Except as specifically amended by this Third Amendment, the terms and conditions of the Commercial Services Agreement shall remain in full force and effect. This Third Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Except to the extent expressly provided herein, the Commercial Services Agreement, as amended by this Third Amendment, including all appendices, exhibits and schedules to each of the foregoing, together with all Work Orders executed by the Parties, constitute the entire agreement between the Parties relating to the subject matter of the Commercial Services Agreement and supersede all previous oral and written communications, including all previous agreements, between the Parties.

[SIGNATURE PAGE TO FOLLOW]

Exhibit 10.1

IN WITNESS WHEREOF, the undersigned have executed this Third Amendment as of the Third Amendment Effective Date.

ATARA BIOTHERAPEUTICS, INC. By: /s/ Pascal Touchon Print Name: Pascal Touchon Title: CEO Date: 8/1/2022	CHARLES RIVER LABORATORIES, INC. By: /s/ Birgit Girshick Print Name: Birgit Girshick Title: Chief Operating Officer Date: 8/1/2022

Exhibit 10.1

Exhibit A

[[***]]

Exhibit 10.1

Exhibit B

SCHEDULE 1 TO WORK ORDER 1

[[***]]

Exhibit C

[[***]]